UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 14, 2017

HOLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36214	04-2902449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

(508) 263-2900

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On February 14, 2017, Hologic, Inc. (“Hologic”) and Cynosure, Inc. (“Cynosure”) entered into a definitive Agreement and Plan of Merger, dated as of February 14, 2017 (the “Merger Agreement”), by and among Hologic, Cynosure, and Minuteman Merger Sub, Inc. (“Purchaser”).

Pursuant to the terms of Merger Agreement, Purchaser will commence an all cash tender offer (the “Offer”) for any (subject to the minimum condition) and all of Cynosure’s outstanding shares of Class A Common Stock, par value $0.001 per share (the “Shares”), at a purchase price of $66.00 per Share (the “Offer Price”), net to the seller in cash, without interest, subject to any required withholding of taxes.  Under the Merger Agreement, Hologic is required to commence the Offer within five business days after the date of the Merger Agreement.  The Offer will remain open for a minimum of 20 business days from the date of commencement.

The obligation of Purchaser to purchase Shares tendered in the Offer is subject to customary closing conditions, including (i) Shares having been validly tendered and not withdrawn that represent at least a majority of the total number of Shares then outstanding, (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) approval from the German Federal Cartel Office under the German Act Against Restraints of Competition having been obtained, (iv) the absence of injunctions or other legal restraints preventing the consummation of the Offer or the Merger, as defined below, (v) the accuracy of representations and warranties made by Cynosure in the Merger Agreement, (vi) compliance by Cynosure with its covenants in the Merger Agreement, and (vii) other conditions set forth in Annex I to the Merger Agreement.  The consummation of the Offer is not subject to any financing conditions.

Following the completion of the Offer, subject to the absence of injunctions or other legal restraints preventing the consummation of the Merger, Purchaser will merge with and into Cynosure, with Cynosure surviving as a wholly owned subsidiary of Hologic (the “Merger”), pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law, without any additional stockholder approvals.  The Merger will be effected as soon as practicable following the time of purchase by Purchaser of Shares validly tendered and not withdrawn in the Offer.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares owned by (i) Cynosure, Hologic, Purchaser, or any other subsidiary of Hologic, which Shares will be canceled and will cease to exist, (ii) any subsidiary of Cynosure , which Shares will be converted into such number of shares of common stock of the Surviving Corporation so as to maintain relative ownership percentages or (iii) stockholders who validly exercise appraisal rights under Delaware law with respect to such Shares) will be converted into the right to receive an amount in cash equal to the Offer Price, without interest, subject to any required withholding taxes.

Pursuant to the terms of the Merger Agreement, as of immediately prior to the Effective Time, (i) each then-outstanding Cynosure stock option will vest in full and be cancelled and converted into a right to receive the Offer Price (less the applicable exercise price) in respect of each Share underlying such stock option, (ii) each then outstanding Cynosure restricted stock unit award will vest and be cancelled and converted into the right to receive the Offer Price in respect of each Share underlying such restricted stock unit award, and (iii) each then-outstanding Cynosure performance stock unit award will vest and be cancelled and converted into the right to receive the Offer Price in respect of the maximum number of Shares underlying such performance stock unit award.

In the Merger Agreement, Cynosure has agreed, among other things, (i) to use commercially reasonable efforts to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger; (ii) subject to certain customary exceptions set forth in the Merger Agreement to permit Cynosure’s board of directors to comply with its fiduciary duties, to recommend that Cynosure’s stockholders accept the Offer and tender their shares pursuant to the Offer; and (iii) not to solicit alternative acquisition proposals and to certain restrictions on its ability to respond to any such proposals.  The Merger Agreement also contains customary representations, warranties and covenants of Cynosure, Hologic and Purchaser.

The Merger Agreement contains customary termination rights for both Hologic and Cynosure, including, among others, for failure to consummate the Offer on or before August 14, 2017.

Upon termination of the Merger Agreement under specified circumstances, including (i) a termination by Cynosure to enter into an agreement for an alternative transaction that constitutes a “Superior Proposal” (as defined in the Merger Agreement) or (ii) a termination by Hologic due to a change in the Cynosure board’s recommendation, Cynosure has agreed to pay Hologic a termination fee of approximately $57.7 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about Cynosure or Hologic. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Hologic or Cynosure. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Hologic or Cynosure and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 8.01 Other Events

On February 14, 2017, Hologic and Cynosure issued a joint press release announcing the execution of the Merger Agreement.  Hologic also made an investor presentation concerning the proposed transaction.  Copies of the joint press release and the investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively. In addition, a transcript of the investor presentation is attached hereto as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits

(d)                           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 14, 2017, by and among Hologic, Inc., Cynosure, Inc. and Minuteman Merger Sub, Inc.†

99.1	Joint Press Release, dated February 14, 2017.

99.2	Investor Presentation Materials, dated February 14, 2017.

99.3	Investor Presentation Transcript, dated February 14, 2017.

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hologic hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information and Where to Find It

The tender offer for the outstanding shares of Cynosure has not yet commenced.  This Current Report on Form 8-K  is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Hologic and its subsidiary will file with the Securities and Exchange Commission (“SEC”).  At the time the tender offer is commenced, Hologic and its subsidiary will file tender offer materials on Schedule TO, and thereafter Cynosure will file a Solicitation/Recommendation Statement on Schedule 14D-9, with the SEC with respect to the tender offer.  THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION.  HOLDERS OF SHARES OF CYNOSURE COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF CYNOSURE COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.  The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Cynosure common stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov.  Additional copies of the tender offer materials may be obtained for free by contacting Hologic, Inc. at 250 Campus Drive, Marlborough, MA 01752, Attention: Investor Relations.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Hologic and Cynosure file annual, quarterly and current reports and other information with the SEC.  You may read and copy any reports or other information filed by Hologic or Cynosure at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the Commission at 1-800-SEC-0330 for further information on the public reference room.  Hologic’s and Cynosure’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This document contains forward-looking information that involves risks and uncertainties, including statements about each company’s plans, objectives, expectations and intentions.  Such statements include, without limitation: financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; each company’s strategies, positioning, resources, capabilities, and expectations for future performance; and each company’s outlook and financial and other guidance.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements.  These forward-looking statements are based upon assumptions made as of this date and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.

Risks and uncertainties that could adversely affect the either company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, include without limitation: the possibility that the anticipated benefits from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Cynosure’s operations with those of Hologic will be greater than expected; the ability of the combined company to retain and hire key personnel; the ability of the parties to timely and successfully receive required regulatory approvals; the effect of the continuing worldwide macroeconomic uncertainty, including the UK’s decision to leave the European Union, on each company’s business and results of operations; the coverage and reimbursement decisions of third-party payors and the guidelines, recommendations, and studies published by various organizations relating to the use of products and treatments; the uncertainty of the impact of cost containment efforts and federal healthcare reform legislation on each company’s business and results of operations; the impact to Hologic’s results of operations from the disposal of its blood screening business to Grifols, and the operational challenges of separating this business unit from Hologic’s molecular diagnostics business; the ability to successfully manage ongoing organizational and strategic changes, including Hologic’s ability to attract, motivate and retain key employees; the impact and anticipated benefits of completed acquisitions and acquisitions Hologic may complete in the future; the ability to consolidate certain of Hologic’s manufacturing and other operations on a timely basis and within budget, without disrupting Hologic’s business and to achieve anticipated cost synergies related to such actions; the development of new competitive technologies and products; regulatory approvals and clearances for products; production schedules for products; the anticipated development of markets in which products are sold into and the success of products in these markets; the anticipated performance and benefits of products; business strategies; estimated asset and liability values; the impact and costs and expenses of any litigation the companies may be subject to now or in the future; compliance with covenants contained in Hologic’s debt agreements; anticipated trends relating to Hologic’s financial condition or results of operations, including the impact of interest rate and foreign currency exchange fluctuations; and Hologic’s capital resources and the adequacy thereof.

The risks included above are not exhaustive.  Other factors that could adversely affect each company’s business and prospects are described in the filings made by the applicable company with the SEC. Hologic and Cynosure expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Hologic, Inc. has duly caused this current report to be signed on its behalf by the undersigned officer hereunto duly authorized.

HOLOGIC, INC.

By:	/s/ John M. Griffin
John M. Griffin
General Counsel

Dated:           February 14, 2017

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 14, 2017, by and among Hologic, Inc., Cynosure, Inc. and Minuteman Merger Sub, Inc.†

99.1	Joint Press Release, dated February 14, 2017.

99.2	Investor Presentation Materials, dated February 14, 2017.

99.3	Investor Presentation Transcript, dated February 14, 2017.

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hologic hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.